UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2024

GRIFFON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware             1-06620         11-1893410
(State or Other Jurisdiction      (Commission (I.R.S. Employer
    of Incorporation)          File Number) Identification No.)

    712 Fifth Avenue, 18th Floor
    New York, New York                       10019
(Address of Principal Executive Offices)         (Zip Code)

(212) 957-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 par value	GFF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment No. 1 to the Griffon Corporation Amended and Restated 2016 Equity Incentive Plan

The Board of Directors (the “Board”) of Griffon Corporation (“Griffon”) previously approved Amendment No. 1 (the “Amendment”) to Griffon's Amended and Restated 2016 Equity Incentive Plan (the “Incentive Plan”), subject to approval by Griffon’s shareholders (the “Shareholders”) at Griffon’s 2024 annual meeting of Shareholders (the “Annual Meeting”). The Shareholders approved the Amendment on March 20, 2024, as indicated in Item 5.07 below.

The Amendment increases the number of shares of common stock available for future awards of equity-based compensation under the Incentive Plan by 2,600,000 shares, such that the total shares authorized for issuance under the Incentive Plan is 8,850,000 shares (plus shares underlying any awards under the Griffon Corporation 2011 Equity Incentive Plan that are forfeited or cancelled). As of December 31, 2023, there were 154,369 shares available for grant under the Incentive Plan.

The foregoing discussion of the Incentive Plan is qualified in its entirety by reference to (i) the description of the Incentive Plan and the Amendment included in Griffon’s Proxy Statement relating to the Annual Meeting filed with the Securities and Exchange Commission on January 29, 2024 (the “Proxy Statement”), and (ii) the full text of the Incentive Plan and the Amendment, which are included as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 20, 2024, Griffon held the Annual Meeting. Of the 51,309,064 shares of common stock outstanding and entitled to vote, 47,984,661 shares, or 93.5%, were represented at the meeting in person or by proxy, and therefore a quorum was present. The final results for each of the matters submitted to a vote of Shareholders at the Annual Meeting are as follows:

Item No. 1: Each of Henry A. Alpert, Jerome L. Coben, H. C. Charles Diao, Louis J. Grabowsky, Lacy M. Johnson, Ronald J. Kramer, Victor Eugene Renuart, James W. Sight, Samanta Hegedus Stewart, Kevin F. Sullivan, Michelle L. Taylor and Cheryl L. Turnbull were elected to serve on the Board until Griffon’s 2025 Annual Meeting of Shareholders, by the votes set forth below:

Nominee	For	Withheld	Broker Non-Votes

Henry A. Alpert	42,442,202	1,529,474	4,012,985
Jerome L. Coben	43,042,056	929,620	4,012,985
H. C. Charles Diao	42,848,878	1,122,798	4,012,985
Louis J. Grabowsky	43,210,588	761,088	4,012,985
Lacy M. Johnson	39,307,740	4,663,936	4,012,985
Ronald J. Kramer	42,608,135	1,363,540	4,012,986
General Victor Eugene Renuart	43,284,032	687,644	4,012,985
James W. Sight	43,393,324	632,351	4,012,986
Samanta Hegedus Stewart	42,661,664	1,310,012	4,012,985
Kevin F. Sullivan	43,005,250	966,425	4,012,986
Michelle L. Taylor	43,267,552	704,124	4,012,985
Cheryl L. Turnbull	43,010,233	961,444	4,012,984

Item No. 2: The Shareholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement, by the votes set forth below:

For	Against	Abstain	Broker Non-votes
38,069,131	5,626,462	276,078	4,012,990

Item No. 3: The Shareholders approved the Amendment to authorize an increase in the number of shares available for future awards, as disclosed in the Proxy Statement, by the votes set forth below:

For	Against	Abstain	BNV
40,242,559	3,446,153	282,960	4,012,989

Item No. 4: The Shareholders ratified the appointment of Grant Thornton LLP as Griffon’s independent registered public accounting firm for fiscal 2024, by the votes set forth below:

For	Against	Abstain
47,734,785	241,618	8,258

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit
99.1*	Griffon Corporation Amended and Restated 2016 Equity Incentive Plan (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K dated February 18, 2022 (Commission File No. 001-06620)).
99.2*
Amendment No. 1 to the Griffon Corporation Amended and Restated 2016 Equity Incentive Plan (incorporated by reference to Annex B to the Registrant’s Proxy Statement relating to the 2024 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on January 29, 2024 (Commission File No. 001-06620)).

* Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

By:    /s/ Seth L. Kaplan
    Seth L. Kaplan
    Senior Vice President,
General Counsel and Secretary

Date: March 22, 2024
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